EXHIBIT 32.2


          CERTIFICATION OF LAN HAO PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lan Hao, Chief Financial Officer of AXM Pharma, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1) The Quarterly Report on Form 10-QSB of the Company for the period ended September 30, 2003 (the "Report"), ( fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Date:  November 18, 2003                         By: /s/ Lan Hao
                                                     ---------------------------
                                                           Lan Hao
                                                           Chief Financial
                                                           Officer, Director